Neuberger&Berman
Advisers Management Trust
Joint Prospectus

Supplement to the Prospectus dated May 1, 1997

         MANAGEMENT AND ADMINISTRATION-Investment Manager, Administrator, Sub-Adviser and Distributor

          AMT International Investments-Felix Rovelli is on a leave of absence as manager of the Series attending to a personal matter. Valerie Chang is currently responsible for the day-to-day management of the Series. Ms. Chang is an Assistant Vice President of N&B Management and was an assistant portfolio manager of another international fund managed by N&B Management from December 2, 1996 until the present. She served as senior securities analyst for a mutual fund company from 1995 until December, 1996 and an associate in the investment banking division of two major investment banks from 1994 until 1995 and 1993 until 1994.

          PERFORMANCE INFORMATION-Performance of Funds Comparable to the International Portfolio and AMT International Investments.

          The information set forth on page 28 of the Prospectus which shows Felix Rovelli's performance record prior to the inception of the Series is not the performance of the current portfolio manager and therefor is no longer relevant.

         The date of this supplement is June 2, 1997.